                                                              EXHIBIT 10.17












                              FIRST AMENDMENT

                                    TO

                             CREDIT AGREEMENT

                                   AMONG

                          MILLER OIL CORPORATION
                               as Borrower,

                             BANK OF MONTREAL,
                                 as Agent,

                                    and

                       The Lenders Signatory Hereto

                       Effective as of June 24, 1998

                    FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "FIRST AMENDMENT") executed effective as of the 24th of June, 1998 (the "EFFECTIVE DATE") is among MILLER OIL CORPORATION, a corporation formed under the laws of the State of Michigan (the "BORROWER"); Miller Exploration Company, a Delaware corporation ("MILLER EXPLORATION"), each of the lenders that is a signatory hereto or which becomes a signatory hereto as provided in Section 12.06 (individually, together with its successors and assigns, a "LENDER" and, collectively, the "LENDERS"); and BANK OF MONTREAL, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

                                 RECITALS

     A. The Borrower, the Agent and the Banks are parties to that certain Credit Agreement dated as of February 9, 1998 (such agreement, the "CREDIT AGREEMENT"), pursuant to which the Banks have made certain credit available to and on behalf of the Borrower.

     B. The Borrower has requested and the Agent and the Banks have agreed to amend certain provisions of the Credit Agreement.

     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree was follows:

     Section 1. DEFINED TERMS. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this First Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

     Section 2.     AMENDMENTS TO CREDIT AGREEMENT.

     2.1  AMENDMENTS TO SECTION 1.01.

     (a) The definition of "AGREEMENT" is hereby amended to read as follows:

          "AGREEMENT" shall mean this Credit Agreement, as amended by the First Amendment, and as further amended from time to time.

     (b) The following definitions of "FIRST AMENDMENT" and "FIRST AMENDMENT EFFECTIVE DATE" are hereby added where alphabetically appropriate:

          "FIRST AMENDMENT" shall mean that certain First Amendment of Credit Agreement dated as of June 24, 1998 among the Borrower, Miller Exploration, the Agent and the Banks.

          "FIRST AMENDMENT EFFECTIVE DATE" shall mean the "Effective Date" as such term is defined in the First Amendment.

     2.2 AMENDMENTS TO MINIMUM AMOUNTS. The number "$1,000,000" as it appears in Section 2.02(b), Section 2.02(d) and Section 2.02(e) is hereby deleted and the number "$500,000" is inserted in lieu thereof.

     2.3 AMENDMENT TO SECTION 9.15. Section 9.15 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          Section 9.15 DEBT TO EBITDA COVERAGE RATIO. The Parent will not permit its Debt to EBITDA Coverage Ratio as of the end of any fiscal quarter of the Parent to be more than 2.00 to 1.00. For the purpose of this Section 9.15, "DEBT TO EBITDA COVERAGE RATIO" shall mean the ratio of (i) Debt as of the end of such fiscal quarter of the Parent and its Consolidated Subsidiaries to (ii) EBITDA for the immediately preceding four fiscal quarters ending on such date.

     Section 3.     WAIVERS.

     3.1 LIMITATIONS ON WAIVERS. The following waiver granted in Section 3 of this First Amendment is hereby granted to the extent and only to the extent specifically stated therein and for no other purpose or period. Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that waivers will be granted in the future, whether or the matters herein stated or on other unrelated matters.

     3.2 WAIVER OF SECTION 9.15. The Parent and the Borrower have (i) informed the Agent and the Lenders that the parent may have been in violation of the ratio set forth in Section 9.15 prior to giving effect to the amendments contemplated hereby for the rolling four quarter fiscal period ending March 31, 1998, and (ii) requested that the Agent and the Lenders waive such violation. The Agent and the Lenders hereby waive such noncompliance.

     Section 4. CONDITIONS PRECEDENT. The effectiveness of this First Amendment is subject to the receipt by the Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Agent in form and substance.

     4.1 LOAN DOCUMENTS. The Agent shall have received multiple counterparts as requested of this First Amendment, each executed and delivered by a duly authorized officer of each party.

     4.2 NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

     Section 5. REPRESENTATIONS AND WARRANTIES; ETC. Each of the Borrower and Miller Exploration hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Effective Date; and (b) that after giving effect to this First Amendment and to the transactions and waivers contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

     Section 6.     MISCELLANEOUS.

     6.1 CONFIRMATION. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

     6.2 RATIFICATION AND AFFIRMATION OF OBLIGATIONS. Miller Exploration hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under its respective Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under its respective Guaranty Agreement and the other Security Instruments to which it is a party and agrees that is respective Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

     6.3 COUNTERPARTS. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     6.4 NO ORAL AGREEMENT. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

     6.5 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.


                       [SIGNATURES BEGIN NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:                     MILLER OIL CORPORATION


                              By: /S/ WILLIAM J. BAUMGARTNER
                              Name:
                              Title:


GUARANTOR:                    MILLER EXPLORATION COMPANY


                              By: /S/ WILLIAM J. BAUMGARTNER
                              Name:
                              Title:


AGENT:                        BANK OF MONTREAL, as Agent


                              By: /S/ MELISSA A. BAUMAN
                                      Melissa A. Bauman
                                      Director, U.S. Corporate Banking


LENDER:                       BANK OF MONTREAL


                              By:  /S/ MELISSA A. BAUMAN
                                       Melissa A. Bauman
                                       Director, U.S. Corporate Banking